ARTICLES OF MERGER
                                  BY AND AMONG
                              DERMA SCIENCES, INC.
             A PENNSYLVANIA CORPORATION (THE SURVIVING CORPORATION)
                                       and
                      GENETIC LABORATORIES WOUND CARE, INC.
                A MINNESOTA CORPORATION (THE MERGING CORPORATION)


         THESE ARTICLES OF MERGER dated December 27, 1999, by and between DERMA SCIENCES, INC. (the "Surviving Corporation") and GENETIC LABORATORIES WOUND CARE, INC. (the "Merging Corporation") ( collectively, the "Constituent Corporations").

         WHEREAS, the Surviving Corporation was incorporated by Articles of Incorporation filed in the Office of the Department of State, Commonwealth of Pennsylvania, March 28, 1996, and said Corporation is now existing under, subject to and governed by the Pennsylvania Business Corporation Law of 1988 (the "PBCL"); and

         WHEREAS, the Merging Corporation was incorporated by Articles of Incorporation filed in the Office of the Secretary of State, State of Minnesota, on January 19, 1988, and said corporation is now existing under, subject to and governed by the Minnesota Business Corporation Act (the "MBCA"); and

         WHEREAS, the addresses of the registered offices in the Commonwealth of Pennsylvania and county of venue of each of the parties to the Agreement and Plan of Merger are as follows:

Name of Corporation      Address of Registered Office            County
-------------------      ----------------------------            ------

Derma Sciences, Inc.     1800 Linglestown Road                   Dauphin
                         Harrisburg, PA 17110

Genetic Laboratories     1800 Linglestown Road                   Dauphin
Wound Care, Inc.         Harrisburg, PA 17110


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         WHEREAS, the Shareholders and the Boards of Directors of the
Constituent Corporations, respectively, deem it advisable for the welfare and best interests of said corporations and for the best interests of the shareholders of said corporations that said corporations merge on the terms and conditions set forth on the attached Agreement and Plan of Merger, incorporated herein by reference, and in accordance with the PBCL and MBCA.

         NOW, THEREFORE, the parties hereto, in consideration of the premises and of the mutual covenants and agreements contained in the Agreement and Plan of Merger attached hereto, and of the benefits to the parties hereto, have agreed and do hereby agree that the Merging Corporation be merged into the Surviving Corporation, pursuant to the laws of the Commonwealth of Pennsylvania, and do hereby agree upon, prescribe and set forth the terms and conditions constituting the Plan of said merger, the mode of carrying the same into effect, and the manner and basis of canceling the shares of the Merging Corporation all as set forth in the Agreement and Plan of Merger attached hereto and incorporated herein by reference.

         The Agreement and Plan of Merger shall be effective upon filing these Articles of Merger with the Pennsylvania Department of State and the Minnesota Secretary of State.

         The manner in which the Agreement and Plan of Merger was adopted by Derma Sciences, Inc. is as follows: Adopted by action of the Shareholders and Board of Directors pursuant to 15 PA.C.S ss. 1924(a).

         The manner in which the Agreement and Plan of Merger was adopted by Genetic Laboratories Wound Care, Inc. is as follows: Adopted by action of the Shareholders and Board of Directors in accordance with the laws of the State of Minnesota.


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         IN WITNESS WHEREOF, the undersigned corporations have caused these
Articles of Merger to be signed by duly authorized officers thereof this 27th day of December, 1999.

                             DERMA SCIENCES, INC.


                             By: ________________________________
                                   Stephen T. Wills, CPA, MST
                                   Vice President and Chief Financial Officer

                             GENETIC LABORATORIES WOUND CARE, INC.


                             By: ________________________________
                                   Stephen T. Wills, CPA, MST
                                   Vice President and Chief Financial Officer



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